Exhibit 99.1

Desktop Metal Announces Third Quarter 2021 Financial Results

November 15, 2021

●	Revenue growth of 34% from the second quarter of 2021 to $25.4 million
●	GAAP gross margin of 16%; non-GAAP gross margin of 27%
●	Closed ExOne acquisition, cementing leadership in additive manufacturing for mass production
●	Acquired Meta Additive, adding next-generation functional binder technology focused on reducing shrinkage during sintering
●	Acquired Aidro, adding AM design and high-volume production capabilities for manifolds, hydraulics, and fluid power systems

BOSTON – Desktop Metal, Inc. (NYSE: DM) today announced its financial results for the third quarter ended September 30, 2021.

“During the third quarter, we delivered solid financial performance underscored by sequential top-line growth of 34% and more than a 180 basis point sequential increase in our gross margins as we continue to gain scale,” said Ric Fulop, Founder and CEO of Desktop Metal. “Our core metals business was a key driver of this success, which demonstrates the market enthusiasm for our AM 2.0 technology. With the addition of ExOne, and the Production System P-50 progressing toward initial shipments, we are extremely well-positioned as we head into our second year as a public company to deliver on our long-term commitments to shareholders.”

Third Quarter 2021 and Recent Business Highlights:

●	Production System™ P-50 targeted for shipment in the fourth quarter of 2021, with final component procurement and assembly of initial builds underway
●	Tripled manufacturing capacity dedicated to the P-50 to accelerate production ramp and meet early demand
●	Closed ExOne acquisition, cementing leadership in additive manufacturing for mass production
●	Acquired Meta Additive, adding next-generation functional binder technology focused on reducing part shrinkage during sintering
●	Acquired Aidro, adding AM design expertise and volume production capabilities for manifolds, hydraulics, and fluid power systems
●	Launched a new initiative under Desktop Health to develop a dental and biofabrication parts platform with additive manufacturing at its core, including completing initial acquisitions towards this strategy

Third Quarter 2021 Financial Highlights:

●	Revenue of $25.4 million, up 34% sequentially from the second quarter of 2021, and up 907% year-over-year from the third quarter of 2020, including strength in core metals business and contributions from recent acquisitions
●	GAAP gross margin of 16%; non-GAAP gross margin of 27%, increasing more than 180 basis points sequentially from 25% in the second quarter of 2021
●	Net loss of $66.9 million, including $15.2 million of in-process research and development assets related to acquisitions
●	Adjusted EBITDA of $(26.0) million
●	Strong liquidity position with cash, cash equivalents, and short-term investments of $423.9 million as of September 30, 2021

Outlook for Full Year 2021:

●	Revising expectation to between $92 and $102 million of revenue for 2021, excluding the effects of acquiring ExOne, representing between 459% to 519% year-over-year growth from 2020
●	Revising expectation to between $(80) and $(90) million of adjusted EBITDA for 2021, excluding the effects of acquiring ExOne

Conference Call Information:

Desktop Metal will host a conference call on Monday, November 15, 2021 at 4:30 p.m. EST to discuss third quarter 2021 results. Participants may access the call at 1-844-826-3033, international callers may use 1-412-317-5185, and request to join the Desktop Metal financial results conference call. A simultaneous webcast of the conference call and the accompanying summary presentation may be accessed online at the Events & Presentations section of https://ir.desktopmetal.com. A replay will be available shortly after the conclusion of the conference call at the same website.

About Desktop Metal:

Desktop Metal, Inc., based in Burlington, Massachusetts, is accelerating the transformation of manufacturing with an expansive portfolio of 3D printing solutions, from rapid prototyping to mass production. Founded in 2015 by leaders in advanced manufacturing, metallurgy, and robotics, the company is addressing the unmet challenges of speed, cost, and quality to make additive manufacturing an essential tool for engineers and manufacturers around the world. Desktop Metal was selected as one of the world’s 30 most promising Technology Pioneers by the World Economic Forum, named to MIT Technology Review’s list of 50 Smartest Companies, and the 2021 winner of Fast Company’s Innovation by Design Award in materials.

For more information, visit www.desktopmetal.com.

Forward-looking Statements:

This press release contains certain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to risks associated with the acquisition and integration of the business and operations of ExOne and other acquired businesses, and risks associated with supply and logistics, including shortages and delays. For more information about risks and uncertainties that may impact Desktop Metal’s business, financial condition, results of operations and prospects generally, please refer to Desktop Metal’s reports filed with the SEC, including without limitation the “Risk Factors” and/or other information included in the Form 10-Q filed with the SEC on November 15, 2021, and such other reports as Desktop Metal has filed or may file with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Desktop Metal, Inc. assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations:

Jay Gentzkow
(781) 730-2110
jaygentzkow@desktopmetal.com

Press Contact:

Lynda McKinney
(978) 224-1282
lyndamckinney@desktopmetal.com

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(in thousands, except share and per share amounts)

	September 30,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$131,676	$483,525
Short‑term investments	292,272	111,867
Accounts receivable	22,878	6,516
Inventory	32,730	9,708
Prepaid expenses and other current assets	7,250	976
Total current assets	486,806	612,592
Restricted cash	676	612
Property and equipment, net	23,782	12,160
Capitalized software, net	179	312
Goodwill	262,343	2,252
Intangible assets, net	180,129	9,102
Other noncurrent assets	17,679	4,879
Total Assets	$971,594	$641,909
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$16,985	$7,591
Customer deposits	2,876	1,480
Current portion of lease liability	2,677	868
Accrued expenses and other current liabilities	20,686	7,565
Deferred revenue	5,530	3,004
Current portion of long‑term debt, net of deferred financing costs	1,030	9,991
Total current liabilities	49,784	30,499
Long-term debt, net of current portion	680	—
Warrant liability	—	93,328
Contingent consideration, net of current portion	4,528	—
Lease liability, net of current portion	7,802	2,157
Deferred tax liability	7,881	—
Other noncurrent liabilities	1,417	—
Total liabilities	72,092	125,984
Commitments and Contingences (Note 16)
Stockholders’ Equity
Preferred Stock, $0.0001 par value—authorized, 50,000,000 shares; no shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively	—	—
Common Stock, $0.0001 par value—500,000,000 shares authorized; 261,914,672 and 226,756,733 shares issued at September 30, 2021 and December 31, 2020, respectively, 261,567,100 and 224,626,597 shares outstanding at September 30, 2021 and December 31, 2020, respectively	26	23
Additional paid‑in capital	1,398,039	844,188
Accumulated deficit	(497,444)	(328,277)
Accumulated other comprehensive income (loss)	(1,119)	(9)
Total Stockholders’ Equity	899,502	515,925
Total Liabilities and Stockholders’ Equity	$971,594	$641,909

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Revenues
Products	$23,949	$1,888	$51,820	$6,113
Services	1,489	639	3,908	1,988
Total revenues	25,438	2,527	55,728	8,101
Cost of sales
Products	20,450	3,732	46,427	18,145
Services	1,033	1,096	3,561	3,365
Total cost of sales	21,483	4,828	49,988	21,510
Gross profit/(loss)	3,955	(2,301)	5,740	(13,409)
Operating expenses
Research and development	19,311	9,195	45,820	31,362
Sales and marketing	13,224	2,542	29,567	9,994
General and administrative	19,833	5,415	46,821	11,004
In-process research and development assets acquired	15,181	—	25,581	—
Total operating expenses	67,549	17,152	147,789	52,360
Loss from operations	(63,594)	(19,453)	(142,049)	(65,769)
Change in fair value of warrant liability	—	—	(56,576)	—
Interest expense	(12)	(98)	(137)	(253)
Interest and other (expense) income, net	(3,796)	94	(3,166)	995
Loss before income taxes	(67,402)	(19,457)	(201,928)	(65,027)
Income tax benefit	523	—	32,761	—
Net loss	$(66,879)	$(19,457)	$(169,167)	$(65,027)
Net loss per share—basic and diluted	$(0.26)	$(0.12)	$(0.67)	$(0.41)
Weighted average shares outstanding, basic and diluted	260,555,655	159,968,300	251,467,644	158,120,826

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(UNAUDITED)

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Net loss	(66,879)	(19,457)	$(169,167)	$(65,027)
Other comprehensive (loss) income, net of taxes:
Unrealized gain (loss) on available-for-sale marketable securities, net	(7)	(43)	(11)	(70)
Foreign currency translation adjustment	(1,216)	—	(1,099)	—
Total comprehensive loss, net of taxes of $0	(68,102)	(19,500)	$(170,277)	$(65,097)

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(UNAUDITED)

(in thousands, except share amounts)

	Three Months Ended September 30, 2021
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid‑in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—July 1, 2021	259,545,731	$26	$1,387,779	$(430,565)	$104	$957,344
Exercise of Common Stock options	1,615,484	—	1,576	—	—	1,576
Vesting of restricted Common Stock	295,599	—	—	—	—	—
Vesting of restricted stock units	259,735	—	—	—	—	—
Net share settlement related to employee tax withholdings upon vesting of restricted stock units	(40,299)	—	(309)	—	—	(309)
Issuance of Common Stock for acquisitions	—	—	—	—	—	—
Issuance of common stock for acquired in-process research and development	—	—	—	—	—	—
Net share settlement related to employee tax withholdings upon vesting of restricted stock awards	(109,150)	—	(958)	—	—	(958)
Stock‑based compensation expense	—	—	9,951	—	—	9,951
Net loss	—	—	—	(66,879)	—	(66,879)
Other comprehensive income (loss)	—	—	—	—	(1,223)	(1,223)
BALANCE—September 30, 2021	261,567,100	$26	$1,398,039	$(497,444)	$(1,119)	$899,502

	Nine Months Ended September 30, 2021
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid‑in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—January 1, 2021	224,626,597	$23	$844,188	$(328,277)	$(9)	$515,925
Exercise of Common Stock options	4,462,218	—	5,241	—	—	5,241
Vesting of restricted Common Stock	407,629	—	—	—	—	—
Vesting of restricted stock units	303,656	—	—	—	—	—
Net settlement of shares related to employee tax withholdings upon vesting of restricted stock units	(49,471)	—	(454)	—	—	(454)
Issuance of Common Stock for acquisitions	9,049,338	1	208,988	—	—	208,989
Issuance of common stock for acquired in-process research and development	334,370	—	4,300	—	—	4,300
Net share settlement related to employee tax withholdings upon vesting of restricted stock awards	(109,150)	—	(958)	(958)
Stock‑based compensation expense	—	—	16,167	—	—	16,167
Vesting of Trine Founder shares	1,850,938	—	—	—	—	—
Exercise of warrants	20,690,975	2	320,567	—	—	320,569
Net loss	—	—	—	(169,167)	—	(169,167)
Other comprehensive income (loss)	—	—	—	—	(1,110)	(1,110)
BALANCE—September 30, 2021	261,567,100	$26	$1,398,039	$(497,444)	$(1,119)	$899,502

	Three Months Ended September 30, 2020
							Accumulated
							Other
	Legacy Convertible		Common Stock		Additional		Comprehensive	Total
	Preferred Stock		Voting		Paid‑in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—July 1, 2020	100,038,109	$436,533	29,937,631	$3	$21,254	$(339,832)	$48	$(318,527)
Retroactive application of recapitalization (Note 1)	(100,038,109)	(436,533)	128,792,027	13	434,672	—	—	434,685
Adjusted balance, beginning of period	—	—	158,729,658	16	455,926	(339,832)	48	116,158
Exercise of Common Stock options	—	—	184,447	—	131	—	—	131
Vesting of restricted Common Stock	—	—	1,751,364	—	2	—	—	2
Stock‑based compensation expense	—	—	—	—	1,895	—	—	1,895
Common Stock warrants issued	—	—	—	—	—	—	—	—
Net loss	—	—	—	—	—	(19,457)	—	(19,457)
Other comprehensive income (loss)	—	—	—	—	—	—	(43)	(43)
BALANCE—September 30, 2020	—	$—	160,665,469	$16	$457,954	$(359,289)	$5	$98,686

	Nine Months Ended September 30, 2020
							Accumulated
							Other
	Legacy Convertible		Common Stock		Additional		Comprehensive	Total
	Preferred Stock		Voting		Paid‑in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—January 1, 2020	100,038,109	$436,533	26,813,113	$3	$16,722	$(294,262)	$75	$(277,462)
Retroactive application of recapitalization (Note 1)	(100,038,109)	(436,533)	128,100,821	13	436,520	—	—	436,533
Adjusted balance, beginning of period	—	—	154,913,934	16	453,242	(294,262)	75	159,071
Exercise of Common Stock options	—	—	499,256	—	267	—	—	267
Vesting of restricted Common Stock	—	—	5,252,279	—	6	—	—	6
Stock‑based compensation expense	—	—	—	—	4,228	—	—	4,228
Common Stock warrants issued	—	—	—	—	211	—	—	211
Net loss	—	—	—	—	—	(65,027)	—	(65,027)
Other comprehensive income (loss)	—	—	—	—	—	—	(70)	(70)
BALANCE—September 30, 2020	—	$—	160,665,469	$16	$457,954	$(359,289)	$5	$98,686

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

(in thousands)

	Nine Months Ended September 30,
	2021	2020
Cash flows from operating activities:
Net loss	$(169,167)	$(65,027)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	15,576	6,525
Stock-based compensation	16,167	4,228
Change in fair value of warrant liability	56,576	—
Change in fair value of subscription agreement liability	2,920	—
Expense related to Common Stock warrants issued	—	43
Amortization (accretion) of discount on investments	2,189	34
Amortization of debt financing cost	9	14
Provision for bad debt	316	333
Acquired in-process research and development	25,581	—
(Gain) loss on disposal of property and equipment	19	10
Net increase in accrued interest related to marketable securities	(414)	162
Net unrealized loss on equity investment	1,880	—
Net unrealized gain on other investments	(639)	—
Deferred tax benefit	(32,761)	—
Change in fair value of contingent consideration	(166)	—
Changes in operating assets and liabilities:
Accounts receivable	(8,476)	2,881
Inventory	(11,067)	(1,958)
Prepaid expenses and other current assets	(3,096)	1,082
Other assets	(118)	—
Accounts payable	4,243	(5,800)
Accrued expenses and other current liabilities	(9,294)	430
Customer deposits	(1,298)	(547)
Deferred revenue	1,295	(1,094)
Change in right of use assets and lease liabilities, net	(340)	(243)
Other liabilities	6	—
Net cash used in operating activities	(110,059)	(58,927)
Cash flows from investing activities:
Purchases of property and equipment	(4,145)	(1,039)
Purchase of other investments	(3,620)	—
Purchase of equity investment	(20,000)	—
Purchase of marketable securities	(330,873)	(62,810)
Proceeds from sales and maturities of marketable securities	163,882	94,116
Cash paid to acquire in-process research and development	(21,220)	—
Cash paid for acquisitions, net of cash acquired	(191,146)	—
Net cash (used in) provided by investing activities	(407,122)	30,267
Cash flows from financing activities:
Proceeds from the exercise of stock options	5,241	255
Proceeds from the exercise of stock warrants	170,665	—
Payment of taxes related to net share settlement upon vesting of restricted stock units	(454)	—
Proceeds from PPP loan	—	5,379
Repayment of PPP loan	—	(5,379)
Repayment of term loan	(10,000)	—
Deferred financing costs paid	—	(400)
Net cash provided by (used in) financing activities	165,452	(145)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(351,729)	(28,805)
Effect of exchange rate changes	(56)	—
Cash and cash equivalents at beginning of period	483,525	66,161
Restricted cash at beginning of period	612	612
Cash and cash equivalents at end of period	131,676	37,356
Restricted cash at end of period	676	612
Total cash, cash equivalents and restricted cash, end of period	$132,352	$37,968

Supplemental cash flow information:
Interest paid	$137	$253
Taxes paid	$150	$—

Non-cash investing and financing activities:
Net unrealized loss on investments	$11	$—
Exercise of private placement warrants	$149,904	$—
Common Stock issued for acquisitions	$208,989	$—
Common Stock issued for acquisition of in-process research and development	$4,300	$—
Cash held back in acquisitions	$50	$—
Additions to right of use assets and lease liabilities	$891	$—
Purchase of property and equipment included in accounts payable	$77	$—
Purchase of property and equipment included in accrued expense	$33	$79
Contingent consideration in connection with acquisitions	$6,083	$—
Taxes related to net share settlement upon vesting of restricted stock awards in accrued expense	$958	$—
Forgiveness of PPP Loan	$3,376	$—

NON-GAAP FINANCIAL INFORMATION

This press release contains non-GAAP financial measures, including Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, EBITDA and Adjusted EBITDA.

●	We define Non-GAAP gross margin as GAAP gross margin excluding the effect of stock-based compensation, amortization of acquired intangible assets, acquisition-related and other transactional charges included in general and administrative expenses and change in fair value of warrant liability
●	We define Non-GAAP operating loss as GAAP operating loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, acquisition-related and other transactional charges included in general and administrative expenses and change in fair value of warrant liability
●	We define Non-GAAP net loss as GAAP net loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, acquisition-related and other transactional charges included in general and administrative expenses and change in fair value of warrant liability
●	We define EBITDA as GAAP net income (loss) excluding interest, income taxes and depreciation and amortization expense
●	We define Adjusted EBITDA as EBITDA excluding stock based compensation, warrant expenses and transaction costs associated with acquisitions

In addition to Desktop Metal’s results determined in accordance with GAAP, Desktop Metal’s management uses this non-GAAP financial information to evaluate the Company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Desktop Metal’s operating performance.

We believe that the use of Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, capital expenditures, and non-cash expenses such as stock-based compensation and warrants, and provides investors with a means to compare Desktop Metal’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, investors should be aware that when evaluating Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, EBITDA and Adjusted EBITDA, we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion.

Because of these limitations, Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, EBITDA and Adjusted EBITDA on a supplemental basis. Management uses, and investors should consider, our non-GAAP financial measures only in conjunction with our GAAP results.

Set forth below is a reconciliation of each Non-GAAP financial measure used in this press release to its most directly comparable GAAP financial measure.

DESKTOP METAL, INC.

NON-GAAP RECONCILIATION TABLE

(in thousands)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
(Dollars in thousands)	2021	2020	2021	2020
GAAP gross margin	$3,955	$(2,301)	$5,740	$(13,409)
Stock-based compensation included in cost of sales	341	68	587	220
Amortization of acquired intangible assets included in cost of sales	2,515	—	5,841	—
Non-GAAP gross margin	$6,811	$(2,233)	$12,168	$(13,189)

GAAP operating loss	$(63,594)	$(19,453)	$(142,049)	$(65,769)
Stock-based compensation	9,951	1,894	16,167	4,227
Amortization of acquired intangible assets included in cost of sales	2,515	—	5,841	—
Amortization of acquired intangible assets included in operating expenses	2,089	160	5,330	484
Acquisition-related and other transactional charges included in general and administrative expenses	5,675	—	13,786	—
In-process research and development assets acquired	15,181	—	25,581	—
Non-GAAP operating loss	$(28,183)	$(17,399)	$(75,344)	$(61,058)

GAAP net loss	$(66,879)	$(19,457)	$(169,167)	$(65,027)
Stock-based compensation	9,951	1,894	16,167	4,227
Amortization of acquired intangible assets included in cost of sales	2,515	—	5,841	—
Amortization of acquired intangible assets included in operating expenses	2,089	160	5,330	484
Acquisition-related and other transactional charges included in general and administrative expenses	5,675	—	13,786	—
In-process research and development assets acquired	15,181	—	25,581	—
Change in fair value of investments	4,204	—	4,186	—
Change in fair value of warrant liability	—	—	56,576	—
Non-GAAP net loss	$(27,264)	$(17,403)	$(41,700)	$(60,316)

DESKTOP METAL, INC.

ADJUSTED EBITDA RECONCILIATION TABLE

(in thousands)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
(Dollars in thousands)	2021	2020	2021	2020
Net loss attributable to common stockholders	$(66,879)	$(19,457)	$(169,167)	$(65,027)
Interest (income) expense, net	(104)	12	(286)	(651)
Income tax benefit	(523)	—	(32,761)	—
Depreciation and amortization	6,488	2,050	15,576	6,525
In-process research and development assets acquired	15,181	—	25,581	—
EBITDA	(45,837)	(17,395)	(161,057)	(59,153)
Change in fair value of warrant liability	—	—	56,576	—
Change in fair value of investments	4,204	—	4,186	—
Stock compensation expense	9,951	1,895	16,167	4,228
Warrant expense	—	—	—	211
Transaction costs associated with acquisitions	5,675	—	13,786	—
Adjusted EBITDA	$(26,007)	$(15,500)	$(70,342)	$(54,714)